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                                                                    EXHIBIT 10.6

                                    MORTGAGE
                                       AND
                               SECURITY AGREEMENT
                         AND FIXTURE FINANCING STATEMENT

      THIS INDENTURE (hereinafter referred to as "Mortgage"), is made this 3rd day of May 2004 by WSI Industries, Inc., a Minnesota corporation ("Mortgagor"), whose post office address is 213 Chelsea Road, Monticello, Minnesota 55362 and Excel Bank Minnesota, a Minnesota banking corporation ("Mortgagee"), whose post office address is 50 South Sixth Street, Suite 1000, Minneapolis MN 55402.

      WITNESSETH, that the said Mortgagor in consideration of the debt hereinafter described and the sum of One and No/100 Dollar ($1.00) to the Mortgagor in hand paid by the said Mortgagee, the receipt whereof is hereby acknowledged, does hereby MORTGAGE, GRANT, BARGAIN, SELL AND CONVEY unto said Mortgagee, its successors and assigns, forever, AND GRANTS TO THE MORTGAGEE A SECURITY INTEREST IN all of the following properties hereinafter set forth (all of the following being hereafter collectively referred to as the "Premises").

THE MAXIMUM PRINCIPAL INDEBTEDNESS SECURED HEREBY IS ONE MILLION THREE HUNDRED AND SIXTY THOUSAND AND 00/100 ($1,360,000.00) DOLLARS.

                                A. REAL PROPERTY

      All the tracts or parcels of real property lying and being in the County of Wright, State of Minnesota, all as more fully described in Exhibit "A" attached hereto and made a part hereof, together with all the estates and rights in and to the real property and in and to lands lying in streets, alleys and roads adjoining the real property and all buildings, structures, improvements, fixtures and annexations, access rights, easements, rights of way or use, servitudes, licenses, tenements, hereditaments and appurtenances now or hereafter belonging or pertaining to the real property; and

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                              B. PERSONAL PROPERTY

      All buildings, improvements, fixtures, fittings and furnishings, owned by Mortgagor and now or hereafter attached to, located at or placed in the improvements on the Premises including, without limitation (i) all machinery, fittings, fixtures, apparatus, equipment or articles used to supply heating, gas, electricity, air conditioning, water, light, waste disposal, power, refrigeration, ventilation, and fire and sprinkler protection, (ii) all maintenance supplies and repair equipment, (iii) all draperies, carpeting, floor coverings, screens, storm windows and window coverings, blinds, awnings, shrubbery and plants, (iv) all elevators, escalators and shafts, motors, machinery, fittings and supplies necessary for their use, (v) all building materials and supplies now or hereafter delivered to the Premises (it being understood that the enumeration of any specific articles of property shall in no way be held to exclude any items of property not specifically enumerated), as well as renewals, replacements, proceeds, additions, accessories, increases, parts, fittings, insurance payments, awards and substitutes thereof, together with all interest of Mortgagor in any such items hereafter acquired, as well as the Mortgagor's interest in any lease, or conditional sales agreement under which the same is acquired, all of which property mentioned herein shall be deemed fixtures and accessory to the freehold and a part of the realty and not severable in whole or in part without material injury to the Premises, (vi) all plans and specifications now or hereafter prepared and used in the Premises by any contractor or by others, and all surveys, site drawings, drawings and papers related thereto, as well as any and all design documents prepared and delivered in connection with the Premises, (vii) each contract or agreement for the design, construction and equipping of the improvements located or to be located on the Premises, together with all rights, title and interest of Mortgagor in and to any existing or future changes, extensions, revisions, modifications, guarantees or performance, or warranties of any kind thereunder including any contract between the mortgagor, as owner, and any third party, as contractor, and/or all of Mortgagor's right, title or interest in any architect, as project architect, for the construction of any of the improvements on the Premises, and/or such contracts between the Mortgagor, as owner, and any architect, as project architect, for the providing of design and architectural services to the Premises, (viii) all soil reports, building permits, variances, licenses, utility permits, and other permits related to the construction of improvements on the Premises or maintenance of the Premises, including without limitation, all warranties and contract rights, and (ix) all rights and interests of Mortgagor in and under any and all service agreements and other agreements relating to the operation, maintenance, repair of the Premises and the buildings and improvements thereon; and

                          C. RENTS, LEASES AND PROFITS

      All rents, income, contract rights, leases and profits now due or which may hereafter become due under or by virtue of any lease, license, sublease, or agreement, whether written or verbal, for the use or occupancy of the Premises or any part thereof together with all tenant security deposits; and

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                             D. JUDGMENTS AND AWARDS

      All awards, compensation and settlements in lieu therefore made as a result of the taking by power of eminent domain of the whole or any part of the Premises, including any awards for damages sustained to the Premises, for a temporary taking, change of grade of streets or taking of access.

      TO HAVE AND TO HOLD THE SAME, together with the possession and right of possession of the Premises, unto the Mortgagee, its successors and assigns, forever.

      PROVIDED NEVERTHELESS, that if the Mortgagor, its successors or assigns, shall pay to the Mortgagee, its successors or assigns, the sum of One Million Three Hundred and Sixty Thousand and 00/100 ($1,360,000.00) Dollars, according to the terms of that certain promissory note in said principal amount of even date herewith ("Note") executed by the Mortgagor and payable to the Mortgagee, the terms and conditions of which are incorporated herein by reference and made a part hereof, together with any extensions, amendments, modifications or renewals thereof, due and payable with interest thereon at the initial rate of five and thirty-seven one hundredths (5.37%) percent per annum, and as such rate may thereafter be adjusted in accordance with the terms of the Note, the balance of said principal sum together with interest thereon being due and payable in any event on May 1, 2014 and shall repay to the Mortgagee, its successors or assigns, at the times demanded and with interest thereon at the interest rate then in effect on the Note, all sums advanced in protecting the lien of this Mortgage, in payment of taxes on the Premises, in payment of insurance premiums covering improvements thereon, in payment of principal and interest on prior liens, in payment of expenses and attorneys' fees herein provided for and all sums advanced for any other purpose authorized herein, (the Note and all such sums, together with interest thereon, being collectively referred to as the "Indebtedness Secured Hereby") and shall keep and perform all of the covenants and agreements herein contained, then this Mortgage shall become null and void, and shall be released at Mortgagor's expense.

               AND IT IS FURTHER COVENANTED AND AGREED AS FOLLOWS:

                                   ARTICLE ONE
                    GENERAL COVENANTS, AGREEMENTS, WARRANTIES

      1.1 PAYMENT OF INDEBTEDNESS: OBSERVANCE OF COVENANTS. Mortgagor will duly and punctually pay each and every installment of principal and interest on the Note and all other Indebtedness Secured Hereby, as and when the same shall become due, and shall duly and punctually perform and observe all of the covenants, agreements and provisions contained herein, in the Note and any other instrument given as security for the payment of the Indebtedness Secured Hereby or in conjunction with the Note.

      1.2 MAINTENANCE AND REPAIRS. Mortgagor shall not abandon the Premises, shall keep and maintain the Premises in good condition, repair and operating condition free from any waste or misuse, and shall promptly repair or restore any buildings, improvements or structures now or hereafter on the Premises which may become damaged or destroyed to their condition prior to any such damage or destruction. Mortgagor further agrees that without the prior consent of the

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Mortgagee it will not expand any improvements on the Premises, erect any new improvements or make any material alterations in any improvements which shall alter the basic structure, affect the market value or change the existing architectural character of the Premises, nor remove or demolish any improvements and shall complete within a reasonable time any buildings now or at any time in the process of erection on the Premises.

      1.3 COMPLIANCE WITH LAWS. Mortgagor shall comply with all requirements of law, municipal ordinances and regulations affecting the Premises, shall comply with all private restrictions and covenants affecting the Premises and shall not acquiesce in or seek any rezoning classification affecting the property.

      1.4 PAYMENT OF OPERATING COSTS: PRIOR MORTGAGES AND LIENS. Mortgagor shall pay all operating costs and expenses of the Premises, shall keep the Premises free from levy, attachment, mechanic's, materialmen's and other liens ("Liens") and shall pay when due all indebtedness which may be secured by mortgage, lien or charge on the Premises.

      1.5. PAYMENT OF IMPOSITIONS. Mortgagor shall pay when due and in any event before any penalty attaches all taxes, assessments, governmental charges, water charges, sewer charges, and other fees, taxes, charges and assessments of every kind and nature whatsoever assessed or charged against or constituting a Lien on the Premises or any interest therein ("Impositions") and will upon demand furnish to the Mortgagee proof of the payment of any such Impositions. In the event of a court decree or an enactment after the date hereof by any legislative authority of any law imposing upon a mortgagee the payment of the whole or any part of the Impositions herein required to be paid by the Mortgagor, or changing in any way the laws relating to the taxation of mortgages or debts secured by mortgages or a mortgagee's interest in mortgaged premises, so as to impose such Imposition on the Mortgagee or on the interest of the Mortgagee in the Premises then, in any such event, Mortgagor shall bear and pay the full amount of such Imposition, provided that if for any reason payment by Mortgagor of any such Imposition would be unlawful, or if the payment thereof would constitute usury or render the Indebtedness Secured Hereby wholly or partially usurious, Mortgagee, at its option, may declare the whole sum secured by this Mortgage with interest thereon to be immediately due and payable, without prepayment premium, or Mortgagee, at its option, may pay that amount or portion of such Impositions as renders the Indebtedness Secured Hereby unlawful or usurious, in which event Mortgagor shall concurrently therewith pay the remaining lawful and non-usurious portion or balance of said imposition.

      1.6 CONTEST OF IMPOSITIONS, LIENS AND LEVIES. Mortgagor shall not be required to pay, discharge or remove any Impositions, so long as the Mortgagor shall in good faith contest the same or the validity thereof by appropriate legal proceedings which shall operate to prevent the collection of the Imposition so contested and the sale of the Premises, or any part thereof to satisfy the same, provided that the Mortgagor shall, prior to the date such Imposition is due and payable, have given such reasonable security as may be demanded by the Mortgagee to insure such payments and prevent any sale or forfeiture of the Premises by reason of such nonpayment. Any such contest shall be prosecuted with due diligence and the Mortgagor shall promptly after final determination thereof pay the amount of any such Imposition so determined, together with all interest and penalties that may be payable in connection therewith.

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Notwithstanding the provisions of this Section, Mortgagor shall (and if
Mortgagor shall fail to do so, Mortgagee may, but shall not be required to) pay any such Imposition notwithstanding such contest if in the reasonable opinion of the Mortgagee, the Premises shall be in jeopardy or in danger of being forfeited or foreclosed.

      1.7 PROTECTION OF SECURITY. Mortgagor agrees to promptly notify Mortgagee of and appear in and defend any suit, action or proceeding that affects the value of the Premises, the Indebtedness Secured Hereby or the rights or interest of Mortgagee hereunder. The Mortgagee may elect to appear in or defend any such action or proceeding and Mortgagor agrees to indemnify and reimburse Mortgagee from any and all loss, damage, expense or cost arising out of or incurred in connection with any such suit, action or proceeding, including costs of evidence of title and reasonable attorneys' fees and costs.

      1.8 ANNUAL STATEMENTS. Mortgagor shall within ninety (90) days after the end of each fiscal year furnish to the Mortgagee audited financial and operating statements of the Mortgagor for such fiscal year, including a balance sheet and a profit and loss statement, all in reasonable detail and conforming to generally accepted accounting principles. Mortgagor shall also within thirty
(30) days after the end of each month year furnish to the Mortgagee the interim financial statements of the Mortgagor. All such financial statements shall be prepared and certified by the Mortgagor to the satisfaction of the Mortgagee at the expense of Mortgagor. In the event Mortgagor fails to furnish any such financial statements, the Mortgagee may cause an audit to be made of the respective books and records at the sole cost and expense of the Mortgagor (and Mortgagee may add the expenses of such audit to the Loan) or otherwise declare an Event of Default hereunder. Mortgagee also shall have the right to examine at their place of safekeeping at reasonable times all books, accounts and records relating to the business operations of the Mortgagor and the operation of the Premises.

      1.9 ADDITIONAL ASSURANCES. Mortgagor agrees upon reasonable request by the Mortgagee to execute and deliver such further instruments, financing statements under the Uniform Commercial Code and assurances and will do such further acts as may be necessary or proper to carry out more effectively the purposes of this Mortgage and without limiting the foregoing, to make subject to the lien hereof any property agreed to be subjected hereto or covered by the granting clause hereof, or intended so to be. Mortgagor agrees to pay any recording fees, filing fees, taxes or other charges arising out of or incident to the filing or recording of the Mortgage, such further assurances and instruments and the issuance and delivery of the Note.

      1.10 HAZARDOUS MATERIALS. Mortgagor covenants, represents and warrants to Mortgagee, its successors and assigns, that except as otherwise disclosed in the Phase I Environmental Report delivered to Mortgagee in conjunction herewith, the Premises as existing and to the best of Mortgagor's knowledge, all prior uses of the Premises comply and have at all times complied with, and Mortgagor is not in violation of, has not violated and will not violate, in connection with the ownership, use, maintenance or operation of the Premises and the conduct of the business related thereto, any applicable federal, state, county or local statutes, laws regulations, rules, ordinances, codes, standards, orders, licenses and permits of any governmental authorities relating to environmental matters (being hereinafter collectively referred to as the "Environmental Laws"), including by way of illustration and not by way of limitation: The Comprehensive

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Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601
et seq.; the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.; the Hazardous Materials Transportation Act, 49 U.S.C. Section 1802 et seq.; the Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; the Federal Water Pollution Control Act, 33 U.S.C. Section 1251 et seq.; the Clean Water Act, 33 U.S.C. Section 1321 et seq.; the Clean Air Act, 42 U.S.C. Section 7401 et seq.; the Minnesota Environmental Response and Liability Act, Minn. Stat. Chap. 115B; the Minnesota Petroleum Tank Release Cleanup Act, Minn. Stat. Chap. 115C; and any other federal, state, county, municipal or local statute, law, ordinance or regulation that relates to or deals with human health or the environment, all as may from time to time be amended, and including any rules, regulations, standards or guidelines issued pursuant to any of said Environmental Laws, and (b) all other applicable environmental standards or requirements. Without limiting the generality of the foregoing: i) Mortgagor, its agents, employees and independent contractors, (a) has and will operate the Premises and has and at all times will receive, handle, use, store, treat, transport and dispose of all petroleum products and all other toxic dangerous or hazardous chemicals, materials, substances, pollutants and wastes, and any chemical, material or substance exposure to which is prohibited, limited or regulated by any federal, state, county, regional or local authority or which even if not so prohibited, limited or regulated, may or could pose a hazard to the health and safety of the occupants of the Premises or the occupants and/or owners of property near the Premises (all the foregoing being hereinafter collectively referred to as "Hazardous Materials") in strict compliance with all applicable environmental, health or safety statutes, ordinances, orders, rules, standards, regulations or requirements, and (b) except as specifically consented to by Mortgagee in writing, has removed or will remove from the Premises all Hazardous Materials; ii) there are no existing or pending statutes, orders, standards, rules or regulations relating to environmental matters requiring any remedial actions or other work, repairs, construction or capital expenditures with respect to the Premises, nor has Mortgagor received any notice of any of the same, except as Mortgagor has specifically advised Mortgagee in a writing to which Mortgagee has given specific written consent; iii) no Hazardous Materials will be or to the best of Mortgagor's knowledge have been released into the environment, or will be or to the best of Mortgagor's knowledge have been deposited, spilled, discharged, placed or disposed of at, on or near the Premises, nor has or will the Premises be used at any time by any person as a landfill or a disposal site for Hazardous Materials or for garbage, waste or refuse of any kind; iv) there are no electrical transformers or other equipment containing dielectric fluid containing polychlorinated biphenyls located in, on or under the Premises, nor is there any friable asbestos contained in, on or under the Premises, nor will Mortgagor permit the installation of same; v) there are no locations off the Premises where Hazardous Materials generated by or on the Premises have been treated, stored, deposited or disposed of; vi) there is no fact pertaining to the physical condition of either the Premises or the area surrounding the Premises of which Mortgagor has knowledge (a) which Mortgagor has not disclosed to Mortgagee in writing prior to the date of this Mortgage, and (b) which materially adversely affects or will materially adversely affect the Premises or the use or enjoyment or the value thereof, or Mortgagor's ability to perform the transactions contemplated by this Mortgage; vii) no notices of any violation of any of the matters referred to in the foregoing sections relating to the Premises or its use have been received by Mortgagor and there are no writs, injunctions, decrees, orders or judgments outstanding, no lawsuits, claims, proceedings or investigations pending or threatened, relating to the ownership, use, maintenance or operation of the Premises, nor is there any basis for any such lawsuit, claim, proceeding or investigation being instituted or filed, and viii) the Premises is not listed in the United States Environmental Protection Agency's National Priorities List of Hazardous

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Waste Sites nor any other log, list, schedule, inventory or record of Hazardous
Materials or Hazardous Waste sites whether maintained by the United States, any state or local governmental unit. The Mortgagor agrees to indemnify and reimburse the Mortgagee, its successors and assigns, for any breach of these representations and warranties and from any loss, damage, expense or cost arising out of or incurred by Mortgagee which is the result of a breach of, misstatement of or misrepresentation of the above covenants, representations and warranties, or for any loss, damage, expense or cost sustained as a result of their being located on the Premises any Hazardous Materials or dangerous, toxic or hazardous pollutants, chemicals, wastes or substances, together with all attorneys' fees incurred in connection with the defense of any action against the Mortgagee arising out of the above. These covenants, representations, warranties and indemnities shall be deemed continuing covenants, representations, warranties and indemnities running with the Land for the benefit of the Mortgagee, and any successors and assigns of the Mortgagee, including any purchaser at a mortgage foreclosure sale, any transferee of the title of the Mortgagee or any subsequent purchaser at a foreclosure sale, and any subsequent owner of the Premises claiming through or under the title of Mortgagee and shall survive any foreclosure of this Mortgage and any acquisition of title of Mortgagee. The amount of all such indemnified loss, damage, expense or cost, shall bear interest thereon at the rate of interest in effect on the Note and shall become so much additional Indebtedness Secured Hereby and shall become immediately due and payable in full on demand of the Mortgagee, its successors and assigns. The indemnification provisions contained in this Section
1.10 shall be a personal monetary obligation of the Mortgagor notwithstanding any provisions of this Mortgage or the Note to the contrary that limit or exculp the personal liability of the Mortgagor and/or require the Mortgagee to look solely to the security of the Premises. Notwithstanding anything to the contrary, nothing in this Paragraph 1.10 shall be limited by or modified by the environmental indemnity agreement, executed by Mortgagor in favor of Mortgagee, if any is executed herewith.

      1.11 TITLE. Mortgagor is the lawful owner of and has good and marketable fee simple absolute title to the Premises and will warrant and defend title to the same free of all liens and encumbrances, other than the Encumbrances permitted under the policy of Mortgagee's title insurance issued to Mortgagee in connection with this Mortgage, and has good right and lawful authority to grant, bargain, sell, convey, mortgage and grant a security interest in the Premises as provided herein.

      1.12 NO CONFLICT WITH OTHER DOCUMENTS' OBLIGATIONS. The execution and delivery by Mortgagor of this Mortgage, the Note, the other collateral documents to which the Mortgagor is a party and any other instruments contemplated hereby or securing the Note, the consummation of the transactions contemplated hereby and thereby, and the fulfillment of the terms and conditions hereof and thereof do not and will not conflict with or result in a breach of any court order, judgment or decree or of any mortgage, indenture, loan agreement or instrument or to which the Mortgagor or to which any property of the Mortgagor is subject, and do not and will not constitute a default under any of the foregoing, or result in the creation or imposition of any lien charge or encumbrance of any nature upon any of the property or assets of the Mortgagor contrary to the terms of any instrument or agreement.

      1.13 NO SUITS PENDING. There are no actions, suits or proceedings pending or, to the knowledge of the Mortgagor, threatened against the Mortgagor or the Premises in any court or

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before any federal, state, county, city or other governmental authority or before any arbitrator which, if decided adversely to the Mortgagor would have a materially adverse effect upon the Mortgagor or upon the Premises, or the value thereof, and the Mortgagor is not in default with respect to any order of any court or governmental agency.

      1.14 CURRENT COMPLIANCE WITH LAWS. The Premises as improved on the date hereof, comply with all material requirements of law, including requirements of any federal and state, county, city or other governmental authority having jurisdiction over the Mortgagor or the Premises and including, but not limited to, any applicable zoning, occupational safety and health, energy and environmental laws, ordinances and regulations; there is no hazardous waste contamination in or about the Premises and no pollutants are stored thereon; and the Mortgagor has obtained all necessary consents, permits and licenses to construct, occupy and operate the Premises for its intended purposes.

                                   ARTICLE TWO
                              INSURANCE AND ESCROWS

      2.1 INSURANCE. Mortgagor shall obtain, pay for and keep in full force and effect during the term of this Mortgage at Mortgagor's sole cost and expense, the following policies of insurance:

            (a) Insurance against loss of fire, lightning and risk customarily covered by standard extended coverage endorsement, including the cost of debris removal, together with a vandalism and malicious mischief endorsement, all in the amounts of not less than the full replacement cost of the improvements on the Premises;

            (b) Broad Form Boiler and Machinery insurance on all pressure fired vehicles or apparatus situate on the Premises with full repair and replacement cost coverage;

            (c) Flood insurance in the maximum obtainable amount but not to exceed the replacement cost of the improvements on the Premises unless evidence is provided that the Premises are not within a flood plain as defined by the Federal Insurance Administration;

            (d) Rents Loss or Business Interruption Insurance covering risk or loss due to the occurrence of any hazards insured against under the required fire and extended coverage insurance in an amount equal to 12 months loss of income;

            (e) Commercial general public liability insurance covering the legal liability of the Mortgagor against claims for bodily injury, death or property damage occurring on, in or about the Premises in such minimal amount and with such minimal limits as the Mortgagee may reasonably require;

            (f) While any building is in the process of construction on the Premises a hazard insurance policy written on the so called "builders risk completed value form," all risk non-reporting form of policy for the full replacement cost of the building and such worker's compensation insurance as is required by statute.

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      Such insurance policies shall be written on forms and with insurance companies satisfactory to Mortgagee, shall be in the amounts sufficient to prevent the Mortgagor from becoming a co-insurer of any loss thereunder, and shall bear a satisfactory mortgagee clause in favor of the Mortgagee with loss proceeds under any such policies to be made payable to the Mortgagee. All required policies of insurance or acceptable certificates thereof together with evidence of the payment of current premiums therefor shall be delivered to and be held by the Mortgagee. Mortgagor shall deliver to Mortgagee certificates of insurance or copies of policies satisfactory to Mortgagee evidencing the insurance that is required under this Section, and Mortgagor shall promptly furnish to Mortgagee all renewal notices and all receipts of paid premiums received by Mortgagor. At least thirty (30) days prior to the expiration date of a required policy, Mortgagor shall deliver to Mortgagee a renewal policy or certificate of insurance in form satisfactory to Mortgagee. The Mortgagor shall, within thirty (30) days prior to the expiration of any such policy, deliver other original policies or certificates of the insurer evidencing the renewal of such insurance together with evidence of the payment of current premiums therefor. In the event of a foreclosure of this Mortgage or any acquisition of the Premises by the Mortgagee, all such policies and any proceeds payable therefrom, whether payable before or after a foreclosure sale, or during the period of redemption, if any, shall become the absolute property of the Mortgagee to be utilized at its discretion. In the event of foreclosure or the failure to obtain and keep any required insurance, the Mortgagor empowers the Mortgagee to effect insurance upon the Premises at Mortgagor's expense and for the benefit of the Mortgagee in the amounts and types set forth above for a period of time covering the time of redemption from foreclosure sale, and if necessary, to cancel any or all existing insurance policies. At least once every three (3) years while any sums remain outstanding under the Note, Mortgagor agrees to cause its insurance coverage to be reappraised and furnish Mortgagee copies of the reappraisal reports and insurance recommendations.

      2.2 ESCROWS. Mortgagor shall deposit with the Mortgagee, or at Mortgagee's request, with a servicing agent, on same day as payments are due under the Note each and every month hereafter as a deposit to pay the costs of taxes, assessments and insurance premiums next due ("Charges"):

            (a) Initially a sum such that the amounts to be deposited pursuant to paragraph 2.2 (b) shall equal the estimated Charges; and

            (b) Thereafter an amount equal to one-twelfth (1/12th) of the estimated annual Charges due on the Premises.

Mortgagee will, upon the presentation to the Mortgagee by the Mortgagor of the bills therefor, pay the Charges from such deposits or will upon presentation of receipted bills therefor, reimburse the Mortgagor for such payments made by the Mortgagor. In the event the deposits on hand shall not be sufficient to pay all of the estimated Charges when the same shall become due from time to time, or the prior deposits shall be less than the currently estimated monthly amounts, then the Mortgagor shall pay to the Mortgagee on demand any amount necessary to make up the deficiency. The excess of any such deposits shall be credited to subsequent payments to be made for such items. If a default or an event of default shall occur under the terms of this Mortgage, the Mortgagee may, at its option, without being required so to do, apply any deposits on hand to the Indebtedness Secured Hereby, in such order and manner as the Mortgagee may elect. When the Indebtedness Secured Hereby has been fully paid, any remaining deposits, shall be returned to the Mortgagor as its

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interest may appear. All deposits are hereby pledged as additional security for the Indebtedness Secured Hereby, shall be held for the purposes for which they were made as herein provided, may be held by Mortgagee or its servicing agent and may be commingled with other funds of the Mortgagee, or its servicing agent, shall be held without any allowance of interest thereon and shall not be subject to the decision or control of the Mortgagor. Neither Mortgagee nor its servicing agent shall be liable for any act or omission made or taken in good faith. In making any payments, Mortgagee or its servicing agent may rely on any statement, bill or estimate procured from or issued by the payee without inquiry into the validity or accuracy of the same. If the taxes shown in the tax statement shall be levied on property more extensive than the Premises, then the amounts escrowed shall be based on the entire tax bill and Mortgagor shall have no right to require an apportionment and Mortgagee or its servicing agent may pay the entire tax bill notwithstanding that such taxes pertain in part to other property and the Mortgagee shall be under no duty to seek a tax division or apportionment of the tax bill.

                                  ARTICLE THREE
                   UNIFORM COMMERCIAL CODE SECURITY AGREEMENT

      3.1 SECURITY AGREEMENT. This Mortgage shall constitute a security agreement as defined in the Uniform Commercial Code ("Code"). Any equipment or fixtures installed in or used in the Premises are to be used by the Mortgagor solely for the Mortgagor's business purposes or as the equipment and fixtures leased or furnished by the Mortgagor, as landlord, to tenants of the Premises and such equipment or fixtures will be kept at the buildings on the Premises and will not be removed therefrom without the consent of the Mortgagee and may be affixed to such buildings but will not be affixed to any other real estate. The remedies of the Mortgagee hereunder are cumulative and separate, and the exercise of any one or more of the remedies provided for herein or under the Uniform Commercial Code shall not be constructed as a waiver of any of the other rights of the Mortgagee including having any non-realty items of the Premises deemed part of the realty upon any foreclosure thereof. If notice to any party of the intended disposition of the Premises is required by law in a particular instance, such notice shall be deemed commercially reasonable if given at least ten (10) days prior to such intended disposition and may be given by advertisement in a newspaper accepted for legal publications either separately or as part of a notice given to foreclose the real property or may be given by private notice if such parties are known to Mortgagee. Neither the grant of a security interest pursuant to this Mortgage nor the filing of a financing statement pursuant to the Code shall ever impair the stated intention of this Mortgage that all personal property, rents, leases and profits and judgments and awards comprising and at all times and for all purposes and in all proceedings both legal or equitable shall be regarded as part of the real property mortgaged hereunder irrespective of whether such item is physically attached to the real property or any such item is referred to or reflected in a financing statement. Mortgagor will on demand deliver any financing statements that may from time to time be required by Mortgagee to establish and perfect the priority of Mortgagee's security interest in the Premises and shall pay all expenses incurred by Mortgagee in connection with the renewal or extensions of any financing statements executed in connection with the Premises; and shall give advance written notice of any proposed change in Mortgagor's name, identity or structure and will execute and deliver to Mortgagee prior to or concurrently with such change all additional financing statements that Mortgagee may require to establish and perfect the priority of Mortgagee's security interest.

      3.2 MAINTENANCE OF PROPERTY. Subject to the provisions of this section, in any instance where Mortgagor in its sound discretion determines that any item subject to a security interest under this Mortgage has become inadequate, obsolete, worn out, unsuitable, undesirable or unnecessary for the operation of the Premises, Mortgagor may, at its expense, remove and dispose of it and substitute and install other items not necessarily having the same function, provided that such removal and substitution shall not impair the operating utility and unity of the Premises. All substituted items shall become a part of the Premises and subject to the lien of the Mortgage. Any amounts received or allowed Mortgagor upon the sale or other disposition of the removed items of property shall be applied first against the cost of acquisition and installation of the substituted items. Nothing herein contained shall be construed to prevent any tenant from removing from the Premises trade fixtures, furniture and equipment installed by the tenant and removable by the tenant under the terms of its lease, on the condition, however, that the tenant shall at its own cost and expense, repair any and all damages to the Premises resulting from or caused by the removal thereof.

      3.3 MORTGAGOR TO COMPLY WITH PRIOR SECURITY INSTRUMENTS. Mortgagor shall at its sole cost and expense perform, comply with and discharge all obligations of Mortgagor under any prior secured financing arrangements (whether lease purchase, conditional sales or pure lease arrangements) for any property subject to this security interest. Mortgagor shall not permit a surrender, assignment or transfer of its interest in any such property without a prior written consent of Mortgagee nor permit or suffer a default to exist under such prior financing arrangements.

      3.4 FIXTURE FILING. THIS MORTGAGE SHALL BE EFFECTIVE AS A FINANCING STATEMENT FILED AS A FIXTURE FILING WITH RESPECT TO ALL GOODS CONSTITUTING A PART OF THE PREMISES WHICH ARE OR ARE TO BECOME FIXTURES RELATED TO THE PREMISES. FOR PURPOSES OF THE UNIFORM COMMERCIAL CODE, THE FOLLOWING INFORMATION IS FURNISHED:

            (a) The name and address of the record owner of the real estate described in this instrument is:

                  WSI Industries, Inc.
                  213 Chelsea Road
                  Monticello, Minnesota 55362

            (b)   the name and address of the Debtor is:

                  WSI Industries, Inc.
                  213 Chelsea Road
                  Monticello, Minnesota 55362

            (c)   the name and address of the Secured Party is:

                  Excel Bank Minnesota

                  50 South Sixth Street, Suite 1000
                  Minneapolis MN 55402

            (d) Information concerning the security interest evidenced by this instrument may be obtained from the Secured Party at its address above.

            (e) This document covers goods, which are or are to become fixtures.

            (f) The legal description of the real estate is: See attached Exhibit A.

            (g)   The federal tax identification number of the Debtor is:
                  41-0691607 and the state charter number of the Debtor is:
                  K-680.

      3.5 MORTGAGOR'S REPRESENTATION AND WARRANTIES REGARDING THE SECURITY INTEREST. The Mortgagor is a corporation and the true and correct address of the Mortgagor's chief executive office is shown in Section 3.4(b) above, and all other information contained in Section 3.4 above is true, correct and accurate. The Mortgagor has not used any trade name, assumed name, or other name except the Mortgagor's name stated above. The Mortgagor shall not change its state of organization without the Mortgagee's prior written consent. The Mortgagor shall give the Mortgagee prior written notice of any change in such address or the Mortgagor's name or if the Mortgagor uses any other name. The Mortgagor has authority to execute and perform this instrument. The Mortgagor authorizes the Mortgagee to file all of the Mortgagee's financing statements and amendments to financing statement, and all terminations of the filings of other secured parties, all with respect to the Premises and the collateral described in this document, in such form and substance as the Mortgagee, in its sole discretion, may determine.

                                  ARTICLE FOUR
                       APPLICATION OF INSURANCE AND AWARDS

      4.1 DAMAGE OR DESTRUCTION OF THE PREMISES. Mortgagor shall give the Mortgagee prompt notice of any damage to or destruction of the Premises and in case of loss covered by policies of insurance, the Mortgagee (whether before or after foreclosure sale) is hereby authorized at its option to settle and adjust any claim arising out of such policies and collect and receive the proceeds payable therefrom, provided, that the Mortgagor may itself adjust and collect for any losses arising out of a single occurrence aggregating not in excess of $50,000.00. Any expense incurred by the Mortgagee in the adjustment and collection of insurance proceeds (including the cost of any independent appraisal of the loss or damage on behalf of Mortgagee) shall be reimbursed to the Mortgagee first out of any proceeds. The proceeds or any part thereof shall be applied to reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Mortgagee.

      4.2 CONDEMNATION. Mortgagor shall give the Mortgagee prompt notice of any actual or threatened condemnation or eminent domain proceedings affecting the Premises and hereby assigns, transfers, and sets over to the Mortgagee the entire proceeds of any award or claim for damages or settlement in lieu thereof for all or any part of the Premises taken or damaged under such eminent domain or condemnation proceedings, the Mortgagee being hereby authorized to intervene in any such action and to collect and receive from the condemning authorities and give proper receipts and acquittances for such proceeds. Mortgagor will not enter into any agreements with the condemning authority permitting or consenting to the taking of the Premises or agreeing to a settlement unless prior written consent of Mortgagee is obtained. Any expenses incurred by the Mortgagee in intervening in such action or collecting such proceeds, including reasonable attorney's fees, shall be reimbursed to the Mortgagee first out of the proceeds. The proceeds or any part thereof shall be applied upon or in reduction of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without the application of any prepayment premium, or to the restoration or repair of the Premises, the choice of application to be solely at the discretion of Mortgagee.

      4.3 DISBURSEMENT OF INSURANCE AND CONDEMNATION PROCEEDS. Any restoration or repair shall be done under the supervision of an architect acceptable to Mortgagee and pursuant to plans and specifications approved by the Mortgagee. In such case where Mortgagee may elect to apply the proceeds to repair or restoration or permit the Mortgagor to so apply the proceeds, then the proceeds shall be held by Mortgagee for such purposes and will from time to time be disbursed by Mortgagee to defray the costs of such restoration or repair under such safeguards and controls as Mortgagee may establish to assure completion in accordance with the approved plans and specifications and free of liens or claims. Mortgagor shall on demand deposit with Mortgagee any sums necessary to make up any deficits between the actual cost of the work and the proceeds and provide such lien waivers and completion bonds as Mortgagee may reasonably require. Any surplus which may remain after payment of all costs of restoration or repair may at the option of the Mortgagee be applied on account of the Indebtedness Secured Hereby then most remotely to be paid, whether due or not, without application of any prepayment premium or shall be returned to Mortgagor as Mortgagor's interest may appear, the choice of application to be solely at the discretion of Mortgagee.

      4.4 RIGHT TO USE INSURANCE PROCEEDS. Notwithstanding the foregoing provisions regarding the disposition of insurance proceeds, but only if Mortgagor meets the following conditions, Mortgagee will not elect to apply all of such proceeds to the Indebtedness Secured Hereby, but shall hold such proceeds in an escrow account of Mortgagee, from which account the proceeds may be withdrawn only by Mortgagee and shall be readvanced to Mortgagor for the purpose of reconstructing or restoring the Mortgaged Property under the following terms and conditions. Mortgagee shall make insurance proceeds available to Mortgagor ONLY IF: (i) at the time of the occurrence of the event for which proceeds are being received and at the time of the receipt of such proceeds, there is no existing uncured Event of Default hereunder; and (ii) the total proceeds to be received, together with such other sums as Mortgagor may deposit with Mortgagee, shall be sufficient, in Mortgagee's opinion, to restore the Mortgaged Property to its original condition. All such proceeds and sums shall be held by Mortgagee in an interest-bearing deposit account under the sole and exclusive control and dominion of Mortgagee, and Mortgagor shall have no right to withdraw or otherwise direct the payment of any funds from such account. If Mortgagor qualifies for the right to use such proceeds for the reconstruction and restoration of the Mortgaged Property, then Mortgagee shall advance such proceeds and sums to Mortgagor in the manner and upon such terms and conditions as would be required by a prudent interim construction lender, including, without limitation, Mortgagee's right to require such items as a sworn construction statement, recordable lien waivers and appropriate title insurance endorsements. Any excess proceeds and sums and interest thereon not required to complete such restoration shall, at Mortgagee's option, be applied first to payment of the Indebtedness Secured Hereby in such manner as Mortgagee shall determine with any excess to be paid to Mortgagor.

                                  ARTICLE FIVE
                                LEASES AND RENTS

      5.1 MORTGAGOR TO COMPLY WITH LEASES. Mortgagor will, at its own cost and expense, perform, comply with and discharge all of the obligations of Mortgagor under any leases or agreements for the use of the Premises and use Mortgagor's best efforts to enforce or secure the performance of each obligation and undertaking of the respective tenants under any such leases and will appear in and defend, at its own cost and expense, any action or proceeding arising out of or in any manner connected with the Mortgagor's interest in any leases of the Premises. Mortgagor shall permit no surrender or assignment of any tenant's interest under said leases unless the right to assign or surrender is expressly reserved under the lease, accept any installment of rent for more than one month in advance of its due date, nor execute any mortgage or create or permit a lien which may be or become superior to any such leases, nor permit a subordination of any lease to such mortgage or lien. Mortgagor will not materially modify or amend the terms of any such leases, or borrow against or pledge the rentals from such leases or exercise or waive any default of the tenant thereunder without the prior written consent of Mortgagee.

      5.2 MORTGAGEE'S RIGHT TO PERFORM UNDER LEASES. Should the Mortgagor fail to perform, comply with or discharge any obligations of Mortgagor under any lease or should the Mortgagee become aware of or be notified by any tenant under any lease of a failure on the part of Mortgagor to so perform, comply with or discharge its obligations under said lease, Mortgagee may, but shall not be obligated to, without further demand upon the Mortgagor, and without waiving or releasing Mortgagor from any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Mortgagee in remedying any such failure together with interest at the rate specified in the Note. All such sums, together with interest at the rate described in the Note shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.

      5.3 LEASE APPROVAL. Each lease of the Premises to be entered into by Mortgagor shall be approved by the Mortgagee and shall be satisfactory to the Mortgagee in form and content. Each such lease at the election of the Mortgagee will be either superior or subordinate to the lien of the Mortgage and each tenant shall execute an appropriate subordination or attornment agreement as required by the Mortgagee. Also, to the extent required by the Mortgagee, each tenant shall execute an estoppel certificate and at Mortgagee's discretion, acknowledge receipt of a notice of the assignment of its lease, all satisfactory in form and content to the Mortgagee.

      5.4 ASSIGNMENT OF LEASES AND RENTS. The Mortgagor does hereby sell, assign and transfer unto Mortgagee all of the leases, rents, income and profits now due and which may hereafter become due under or by virtue of any lease, whether written or verbal, or any agreement for the use or occupancy of the Premises, it being the intention of this Mortgage to establish an absolute transfer and assignment of all such leases and agreements and all of the rents and profits from the Premises unto the Mortgagee and the Mortgagor does hereby appoint irrevocably the Mortgagee its true and lawful attorney in its name and stead, which appointment is coupled with an interest, to collect all of said rents and profits; provided, Mortgagee grants the Mortgagor the privilege, revocable, to collect and retain such rents, income, and profits unless and until any Event of Default exists under this Mortgage.

                                   ARTICLE SIX
                               RIGHTS OF MORTGAGEE

      6.1 RIGHT TO CURE DEFAULT. If the Mortgagor shall fail to comply with any of the covenants or obligations of this Mortgage, the Mortgagee may, but shall not be obligated to, without further notice to Mortgagor and without waiving or releasing Mortgagor from any obligation in this Mortgage contained, remedy such failure, and the Mortgagor agrees to repay upon demand all sums incurred by the Mortgagee in remedying any such failure together with interest at the then rate in effect on the Note. All such sums, together with interest at the rate described in the Note shall become so much additional Indebtedness Secured Hereby, but no such advance shall be deemed to relieve the Mortgagor from any default hereunder.

      6.2 NO CLAIM AGAINST THE MORTGAGEE. Nothing contained in this Mortgage shall constitute any consent or request by the Mortgagee, express or implied, for the performance of any labor or services or for the furnishing of any materials or other property in respect of the Premises or any part thereof, nor as giving the Mortgagor or any party in interest with Mortgagor any right, power or authority to contract for or permit the performance of any labor or services or the furnishing of any materials or other property in such fashion as would create any personal liability against the Mortgagee in respect thereof or would permit the making of any claim that any lien based on the performance of such labor or services or the furnishing of any such materials or other property is prior to the lien of this Mortgage.

      6.3 INSPECTION. Mortgagor will permit the Mortgagee's authorized representatives to enter the Premises at reasonable times for the purpose of inspecting the same; provided the Mortgagee shall have no duty to make such inspections and shall not incur any liability or obligation for making or not making any such inspections.

      6.4 WAIVERS; RELEASES; RESORT TO OTHER SECURITY, ETC. Without affecting the liability of any party liable for payment of any Indebtedness Secured Hereby or performance of any obligation contained herein, and without affecting the rights of the Mortgagee with respect to any security not expressly released in writing, the Mortgagee may, at any time, and without notice to or the consent of the Mortgagor or any party in interest with the Premises or the Note:

            (a) release any person liable for payment of all or any part of the Indebtedness Secured Hereby or for performance of any obligation herein;

            (b) make any agreement extending the time or otherwise altering the terms of payment of all or any part of the Indebtedness Secured Hereby or modifying or waiving any obligation, or subordinating, modifying or otherwise dealing with the lien or charge hereof;

            (c)   accept any additional security;

            (d) release or otherwise deal with any property, real or personal, including any or all of the Premises, including making partial releases of the Premises; or

            (e) resort to any security agreements, pledges, contracts of guarantee, assignments of rents and leases or other securities, and exhaust any one or more of said securities and the security hereunder, either concurrently or independently and in such order as it may determine.

      6.5 WAIVER OF APPRAISEMENT, HOMESTEAD, MARSHALING. The Mortgagor waives to the full extent lawfully allowed the benefit of any homestead, appraisement, evaluation, stay and extension laws now or hereinafter in force. Mortgagor waives any rights available with respect to marshaling of assets so as to require the separate sales of any portion of the Premises, or as to require the Mortgagee to exhaust its remedies against a specific portion of the Premises before proceeding against the other and does hereby expressly consent to and authorize the sale of the Premises or any part thereof as a single unit or parcel or as separate parcels.

      6.6 EVASION OF PREPAYMENT. If the Note contains a restrictions on any prepayment of the Indebtedness Secured Hereby, if an Event of Default shall occur and the Indebtedness Secured Hereby is accelerated a tender of such amount necessary to satisfy the accelerated amount or a mortgage foreclosure sale under this Mortgage shall be considered an evasion of the prepayment restrictions of the Note and the Mortgagee may demand in addition to all other sums due it by reason of an Event of Default the premium then due under the Note as if Mortgagor had voluntarily prepaid the same (or if no prepayment be permitted then with the premium applicable on the earliest date on which the Note may be prepaid). The Mortgagor expressly waives the provisions of any present or future statute, law or judicial interpretation or principle that prohibits or may prohibit the collection of the foregoing premium in connection with any such acceleration.

                                  ARTICLE SEVEN
                         EVENTS OF DEFAULT AND REMEDIES

      7.1 EVENTS OF DEFAULT. It shall be an event of default ("Event of Default") under this Mortgage upon the happening of any of the following (after any required notice and the expiration of any applicable opportunity to cure):

            (a) failure to comply with any of the provisions of the Note including without limitation the failure to make any payment on the Note whether principal, interest, premium or late charge, when and as the same becomes due (whether at the stated maturity or at a date fixed for any installment payment or any accelerated payment date or otherwise) within five (5) days of the date on which such performance is due; or

            (b) failure to pay, perform or comply with when due any other Indebtedness Secured Hereby; or

            (c) failure to comply with or perform any of the other terms, conditions or covenants of this Mortgage and such failure shall continue for a period of fifteen (15) days after notice thereof to Mortgagor or such longer time as may be reasonably necessary for Mortgagor to cure, while acting with due diligence, provided in any event that such time shall be no more than sixty (60) days; or

            (d) the Mortgagor shall fail to pay Mortgagor's debts as they become due, make an assignment for the benefit of Mortgagor's creditors, or shall admit in writing Mortgagor's inability to pay its debts as they become due or shall file a petition under any chapter of the United States Bankruptcy Code or any similar law, state or federal, now or hereafter existing, or shall become "insolvent" as that term is generally defined under the United States Bankruptcy Code, or shall in any involuntary bankruptcy case commenced against it file an answer admitting insolvency or inability to pay its debts as they become due, or shall fail to obtain a dismissal of such case within sixty (60) days after its commencement or convert the case from one chapter of the United States Bankruptcy Code to another chapter, or be the subject of an order for relief in such bankruptcy case, or be adjudged a bankrupt or insolvent, or shall have a custodian, trustee or receiver appointed for, or have any court take jurisdiction of its property, or any part thereof, in any proceeding for the purpose of reorganization, arrangement, dissolution or liquidation, and such custodian, trustee or receiver shall not be discharged, or such jurisdiction shall not be relinquished, vacated or stayed within sixty (60) days of the appointment; or

            (e) an event of default shall occur under any other instrument securing the Note and shall not have been cured within the time permitted therein to cure; or

            (f) a judgment, writ or warrant of attachment or execution, or similar process shall be entered and become a lien or be issued or levied against the Premises and shall not be released or fully bonded within forty-five (45) days after its entry, issue or levy; or

            (g) any material representation or warranty made by Mortgagor herein, in the Note, the Loan Agreement executed in conjunction herewith, or in any other instrument given as security for payment of the Indebtedness Secured Hereby or executed in conjunction with the Note shall be false, breached or dishonored; or

            (h) the Mortgagor shall default under or shall fail to comply with any of the terms, conditions or provisions of the Loan Agreement executed in conjunction with this Mortgage.

      7.2 MORTGAGEE'S RIGHT TO ACCELERATE. If an Event of Default shall occur the Mortgagee may declare the entire unpaid principal balance of the Note together with all other Indebtedness Secured Hereby to be immediately due and payable and thereupon all such unpaid principal balance of the Note together with all accrued interest thereon at the rate of interest provided under the Note and all other Indebtedness Secured Hereby shall be and become immediately due and payable.

      7.3 RIGHT TO FORECLOSE. If an Event of Default shall occur the Mortgagee may, either with or without entry or taking possession, proceed by suit or suits at law or in equity or by any other appropriate proceedings or remedy to enforce payment of the Indebtedness Secured Hereby or the performance of any other term hereof or any other right and the Mortgagor hereby authorizes and fully empowers the Mortgagee to foreclose this Mortgage by judicial proceedings or by advertisement with power of sale and grants to the Mortgagee full authority to sell the Premises at public auction and convey title to the Premises to the purchaser, either in one parcel or separate lots and parcels, all in accordance with and in the manner prescribed by law, and out of the proceeds arising from sale and foreclosure to retain the principal and interest due on the Note and the Indebtedness Secured Hereby together with all such sums of money as Mortgagee shall have expended or advanced pursuant to this Mortgage or pursuant to statute together with interest thereon at the rate of interest described in the Note and all costs and expenses of such foreclosure, including lawful attorneys' fees, with the balance, if any, to be paid to the persons entitled thereto by law. In any such proceeding the Mortgagee may apply all or any portion of the Indebtedness Secured Hereby to the amount of the purchase price.

      7.4 RECEIVER. If an Event of Default shall occur, the Mortgagee shall be entitled as a matter of right without notice and without giving bond and without regard to the solvency or insolvency of the Mortgagor, or waste of the Premises or adequacy of the security of the Premises, to apply for the appointment of a Receiver (a) under Minn. Stat. Section 576.01 or any successor or supplementary statute thereto who shall have all the rights, powers and remedies as provided by such statute and who shall apply the rents, issues and profits as provided by statute and thereafter to all expenses for maintenance of the Premises and to the costs and expenses of the receivership, including reasonable attorneys' fees and to the repayment of the Indebtedness Secured Hereby or (b) pursuant to any assignment of leases and rents described herein or otherwise executed by the Mortgagor to the Mortgagee who shall in addition to the rights, powers and remedies as provided by statute have such rights, powers and remedies as provided in such assignment of leases and rents and who shall apply the rents, issues and profits as provided therein.

      7.5 RIGHTS UNDER UNIFORM COMMERCIAL CODE. In addition to the rights available to a mortgagee of real property Mortgagee shall also have all the rights, remedies and recourse available to a secured party under the Uniform Commercial Code including the right to proceed under the provisions of the Uniform Commercial Code governing default as to any property which is subject to the security interest created by the Mortgage or to proceed as to such personal property in accordance with the procedures and remedies available pursuant to a foreclosure of real estate.

      7.6 DUE ON SALE OR MORTGAGING, ETC. In the event of the sale, conveyance, transfer, or further mortgaging, encumbrancing or disposition of the Premises, or any part thereof, or any interest therein without the written consent of Mortgagee being first obtained, whether voluntary, involuntary, or by operation of law, then at the sole option of Mortgagee, the Mortgagee may declare the entire Indebtedness Secured Hereby due and payable in full and call for payment of the same in full at once, together with the prepayment premium, if any, as provided for in the Note for a voluntary prepayment at that time (and if at such time no prepayment privilege exists under the Note, then with the prepayment premium provided for in the Note at the earliest date on which the Indebtedness Secured Hereby could be prepaid).

Notwithstanding the foregoing, Mortgagor may make a transfer or conveyance of Mortgagor's interest in the Premises, with the written consent of the Mortgagee. Consent as to any one transaction shall not be deemed to be a waiver of the right to require consent to future or successive transactions. For purposes of this Paragraph 7.6, any change in the legal or equitable title of the Premises or in the beneficial ownership of the Premises whether or not of record and whether or not for consideration shall be deemed a transfer of an interest in the Premises. As a condition to any consent, the Mortgagee may among other things require an assumption of the Indebtedness Secured Hereby by the transferee, an increase in the rate of interest on the Indebtedness Secured Hereby, a change in the terms of payment, the payment of Mortgagee's out-of-pocket costs incurred with respect to any consent and/or a "transfer fee."

      7.7 RIGHTS CUMULATIVE. Each right, power or remedy herein conferred upon the Mortgagee is cumulative and in addition to every other right, power or remedy, express or implied, now or hereafter arising, available to Mortgagee, at law or in equity, or under any other agreement, and each and every right, power and remedy herein set forth or otherwise so existing may be exercised from time to time as often and in such order as may be deemed expedient by the Mortgagee and shall not be a waiver of the right to exercise at any time thereafter any other right, power or remedy. No delay or omission by the Mortgagee in the exercise of any right, power or remedy arising hereunder or arising otherwise shall impair any such right, power or remedy or the right of the Mortgagee to resort thereto at a later date or be construed to be a waiver of any default or event of default under this Mortgage or the Note.

      7.8 RIGHT TO DISCONTINUE PROCEEDINGS. In the event Mortgagee shall have proceeded to invoke any right, remedy or recourse permitted under this Mortgage and shall thereafter elect to discontinue or abandon the same for any reason, Mortgagee shall have the unqualified right to do so and in such event Mortgagor and Mortgagee shall be restored to their former positions with respect to the Indebtedness Secured Hereby, and this Mortgage, the Premises and all rights, remedies and recourse of the Mortgagee shall continue as if the same had not been invoked.

      7.9 ACKNOWLEDGEMENT OF WAIVER OF HEARING BEFORE SALE. Mortgagor understands and agrees that if any default is made under the terms of this Mortgage, Mortgagee has the right, inter alia, to foreclose this Mortgage by advertisement pursuant to Minnesota Statutes, Chapter 580, as hereafter amended, or pursuant to any similar or replacement statute hereafter enacted; that if the Mortgagee elects to foreclose by advertisement, it may cause the Premises, or any part thereof, to be sold at public auction; that notice of such sale must be published in a newspaper of general circulation for the period of time required by law and that no personal notice is required to be served upon Mortgagor. Mortgagor further understands that in the event of such default the Mortgagee may also elect its rights under the Uniform Commercial Code and take possession of any personal property and dispose of the same by sale or otherwise in one or more parcels provided that at least ten (10) days' prior notice of such disposition must be given, all as provided for by the Uniform Commercial Code, as hereafter amended or by any similar or replacement statute hereafter enacted. Mortgagor further understands that under the Constitution of the United States and the Constitution of the State of Minnesota it may have the right to notice and hearing before the Premises may be sold and that the procedure for foreclosure by advertisement described above does not ensure that notice will be given to the Mortgagor and neither said

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procedure for foreclosure by advertisement nor the Uniform Commercial Code requires any hearing or other judicial proceeding. MORTGAGOR HEREBY EXPRESSLY CONSENTS AND AGREES THAT THE PREMISES MAY BE FORECLOSED BY ADVERTISEMENT AND THAT THE PERSONAL PROPERTY MAY BE DISPOSED OF PURSUANT TO THE UNIFORM COMMERCIAL CODE, ALL AS DESCRIBED ABOVE. MORTGAGOR ACKNOWLEDGES THAT MORTGAGOR EITHER HAS BEEN REPRESENTED BY LEGAL COUNSEL OR HAD THE OPPORTUNITY TO BE REPRESENTED BY LEGAL COUNSEL; THAT BEFORE SIGNING THIS DOCUMENT THIS PARAGRAPH AND MORTGAGOR'S CONSTITUTIONAL RIGHTS WERE FULLY EXPLAINED BY SUCH COUNSEL OR UNDERSTOOD BY MORTGAGOR, WITHOUT THE ADVICE OF COUNSEL, AND THAT MORTGAGOR UNDERSTANDS THE NATURE AND EXTENT OF THE RIGHTS WAIVED HEREBY AND THE EFFECT OF SUCH WAIVER.

      7.10 ESTOPPEL CERTIFICATES. Mortgagor agrees at any time and from time to time, upon not less than fifteen (15) days prior notice by Mortgagee, to execute, acknowledge and deliver, without charge, to Mortgagee or to any person designated by Mortgagee, a statement in writing certifying that this Mortgage is unmodified (or if there have been modifications, identifying the same by the date thereof and specifying the nature thereof), the principal amount then secured hereby, that Mortgagor has not received any notice of default or notice acceleration or foreclosure of this Mortgage (or if Mortgagor has received such a notice, that it has been revoked, if such be the case), that to the knowledge of Mortgagor no Event of Default exists hereunder (or if any such Event of Default does exist, specifying the same and stating that the same has been cured, if such be the case), the Mortgagor to Mortgagor's knowledge has no claims or offsets against Mortgagee (or if Mortgagor has any such claims, specifying the same), and the dates to which the principal and interest and the other sums and charges payable by Mortgagor pursuant to the Note and this Mortgage have been paid. In the event Mortgagor fails to execute, acknowledge and deliver such statement within the time above required, Mortgagor hereby appoints and constitutes Mortgagee as Mortgagor's attorney-in-fact to do so (which power of attorney is coupled with an interest and is irrevocable), and Mortgagor shall be fully bound by any such statement executed by Mortgagee on Mortgagor's behalf to the same extent as if Mortgagor had executed, acknowledged and delivered the same.

                                  ARTICLE EIGHT
                                  MISCELLANEOUS

      8.1 RELEASE OF MORTGAGE. When all Indebtedness Secured Hereby has been paid, this Mortgage and all assignments herein contained shall be void and this Mortgage shall be released by the Mortgagee at the cost and expense of the Mortgagor, otherwise to remain in full force and effect.

      8.2 CHOICE OF LAW. This Mortgage is made and executed under the laws of the State of Minnesota and is intended to be governed by the laws of said State.

      8.3 SUCCESSORS AND ASSIGNS. This Mortgage and each and every covenant, agreement and other provision hereof shall be binding upon the Mortgagor and its successors and assigns including without limitation each and every from time to time record owner of the Premises

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

or any other person having an interest therein, shall run with the land and shall inure to the benefit of the Mortgagee and its successors and assigns. As used herein the words "successors and assigns" shall also be deemed to include the heirs, representatives, administrators and executors of any natural person who is or becomes a party to this Mortgage. In the event that the ownership of the Premises becomes vested in a person or persons other than the Mortgagor, the Mortgagee shall not have any obligation to deal with such successor or successors in interest unless such transfer is permitted by this Mortgage and then only upon being notified in writing of such change of ownership. Upon such notification, the Mortgagee may thereafter deal with such successor in place of Mortgagor without any obligation to thereafter deal with Mortgagor and without waiving any liability of Mortgagor hereunder or under the Note. No change of ownership shall in any way operate to release or discharge the liability of the Mortgagor hereunder unless such release or discharge is expressly agreed to in writing by the Mortgagee.

      8.4 UNENFORCEABILITY OF CERTAIN CLAUSES. The unenforceability or invalidity of any provisions hereof shall not render any other provision or provisions herein contained unenforceable or invalid.

      8.5 CAPTIONS AND HEADINGS. The captions and headings of the various sections of this Mortgage are for convenience only and are not to be construed as confining or limiting in any way the scope or intent of the provisions hereof. Whenever the context requires or permits, the singular shall include the plural, the plural shall include the singular and the masculine, feminine and neuter shall be freely interchangeable.

      8.6 NOTICES. Any notices and other communications permitted or required by the provisions of this Mortgage (except for telephonic notices expressly permitted) shall be in writing and shall be deemed to have been properly given or served by depositing the same with the United States Postal Service, or any official successor thereto, bearing adequate postage, or delivery by reputable private carrier such as Federal Express, UPS or similar overnight delivery service, and addressed as hereinafter provided. Each such notice shall be effective upon being deposited as described above. The time period within which a response to any such notice must be given, however, shall commence to run from the date of the notice to the addressee thereof. Rejection or other refusal to accept or the inability to deliver because of changed address of which no notice was given shall be deemed to be receipt of the notice sent. Except as otherwise provided herein, by giving to the other party hereto at least ten (10) days' notice thereof, either party hereto shall have the right from time to time and at any time during the term of this Mortgage to change its address and shall have the right to specify as its address any other address within the United States of America.

      Each notice to Mortgagee shall be addressed as follows:

                  Excel Bank Minnesota
                  50 South Sixth Street, Suite 1000
                  Minneapolis MN 55402
                  Attention: Daniel D. Poppe

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

      Each notice to Mortgagor shall be addressed as follows:

                  WSI Industries, Inc.
                  213 Chelsea Road
                  Monticello MN 55362

      8.7 ADJUSTABLE RATE NOTE. The Note secured by this Mortgage provides for adjustments in its interest rate from time to time in accordance with its terms. Reference is made to the Note for the times, terms and conditions of the adjustment in the interest rate. Such times, terms and conditions are incorporated herein by reference.

      IN WITNESS WHEREOF, the Mortgagor has caused these presents to be executed effective as of the date first above written.

                                       WSI INDUSTRIES, INC., a Minnesota
                                       corporation

                                       By:   /s/  Paul D. Sheely
                                             -----------------------------------
                                             Paul D. Sheely
                                       Its:  Chief Financial Officer

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